Exhibit 10.8

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of                     , 2016 (this “Agreement”), by and between Azure Power Global Limited, a company incorporated under the laws of Mauritius (the “Company”), and International Finance Corporation, an international organization established by the Articles of Agreement among its member countries (“IFC”), IFC GIF Investment Company I, a company established under the laws of Mauritius (“GIF”), Société de Promotion et de Participation pour la Coopération Économique a company organized and existing under the laws of French Republic (“Proparco”), FC VI India Venture (Mauritius) Ltd., a company established under the laws of Mauritius (“FC VI”), Helion Venture Partners II, LLC, a company established under the laws of Mauritius (“Helion Partners”), and Helion Venture Partners India II, LLC, a company established under the laws of Mauritius (“Helion India” and together with Helion Partners, (“Helion”) and DEG-Deutsche Investitions – und Entwicklungsgesellschaft mbH, a company organized and existing under the laws of the Federal Republic of Germany (“DEG”). IFC, GIF, Proparco, FC VI, Helion and DEG are each referred to as an “Investor” and collectively as the “Investors”.

WHEREAS, the Investors own compulsorily convertible debentures (the “Company CCDs”) of the Company, compulsorily convertible preference shares (the “Company CCPSs”) of the Company and/or ordinary shares, par value US$0.01 per share (the “Equity Shares”) of the Company. The Company CCDs and the Company CCPSs are convertible into Equity Shares.

WHEREAS, IFC and GIF own Series H CCPSs (the “Series H CCPSs”) of the Company, convertible into Equity Shares.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

1. Definitions. (a) Unless otherwise defined herein, the terms below shall have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Agreement” shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing.

“Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which commercial banks are required or permitted by law to be closed in the City of New York in the State of New York.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority or any successor entity thereof.

“Holder” shall mean each Investor, and any transferee of an Investor to whom Registrable Securities are permitted to be transferred in accordance with the terms of this Agreement and to whom the registration rights with respect to such Registrable Securities have been transferred, and, in each case, who continues to be entitled to the rights of a Holder hereunder.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“Person” shall mean any individual, corporation, partnership, joint venture, firm, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

“Policy Breach” shall mean (i) in the case of IFC and GIF, a failure by the Company to comply with any provision set out in the policy agreement, dated as of July 22, 2015, by and between the Company, IFC and GIF or any term set out in Schedule K of the Shareholders’ Agreement; (ii) in the case of DEG, the engagement by the Company or any of its subsidiaries in any of the excluded activities set out in Schedule O of the Shareholders’ Agreement; and (iii) in the case of Proparco, a failure by the Company to comply with any term set out in Schedule P of the Shareholders’ Agreement.

“Registrable Securities” shall mean (a) the Equity Shares, including Equity Shares issuable upon conversion of the Company CCDs or Company CCPSs, held by a Holder and (b) any securities issuable or issued or distributed in respect of any of the Equity Shares identified in clause (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, (i) Registrable Securities shall cease to be Registrable Securities when a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement and (ii) the Registrable Securities of a Holder shall not be deemed to be Registrable Securities at any time when the entire amount of Registrable Securities held by such Holder, in the opinion of counsel satisfactory to the Company and such Holder, each in their reasonable judgment, may be, distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in a single sale or after such Registrable Securities have been sold in a sale made pursuant to Rule 144 of the Securities Act.

“Registration Statement” shall mean a Demand Registration Statement, a Piggy-Back Registration Statement and/or a Shelf Registration Statement, as the case may be.

“Securities Act” shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

“Selling Holder” shall mean a Holder who is selling Registrable Securities pursuant to a Registration Statement under the Securities Act pursuant to the terms hereof.

“Shareholders’ Agreement” shall mean the shareholders’ agreement, dated as of July 22, 2015, by and between the Company, the Investors, IW Green Inc., Mr. Inderpreet Singh Wadhwa and Mr. Harkanwal Singh Wadhwa as in effect on the date of this Agreement.

(b) The following terms have the meanings set forth it he Section set forth opposite such term:

Term	Section
Blackout Period	6
Company	Recitals
Company CCDs Company CCPSs DEG Demand for Registration	Recitals Recitals Recitals 2(d)
Demand Registration	2(a)
Demand Registration Statement	2(a)
Equity Shares FC VI GIF Helion IFC Indemnified Party	Recitals Recitals Recitals Recitals Recitals 8(d)
Indemnifying Party	8(d)
Maximum Number of Securities	2(a)
Participating Demand Holders	2(a)
Participating Piggy-Back Holders	3(b)
Piggy-Back Registration	3(a)
Piggy-Back Registration Statement Proparco Series H CCPSs	3(a) Recitals Recitals
Shelf Registration	2(c)
Shelf Registration Statement	2(c)

2. Demand Registration.

(a) After receipt of a written request from an Investor (or any other Holder) requesting that the Company effect a registration (a “Demand Registration”) under the Securities Act covering all or part of the Registrable Securities held by such Investor (or such other Holder) which specifies the intended method or methods of disposition thereof, the Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder, in lieu of exercising its rights under Section 3 hereof may elect (by written notice sent to the Company within ten (10) Business Days from the date of such Holder’s receipt of the aforementioned notice from the Company) to have all or part of such Holder’s Registrable Securities included in such registration thereof pursuant to this Section 2, and such Holder shall specify in such notice the number of Registrable Securities that such Holder elects to include in such registration. Thereupon the Company shall, as expeditiously as is reasonably possible, but in any event no later than (i) forty-five (45) days (excluding any days which occur during a permitted Blackout Period under Section 4 below) after receipt of a written request for a Demand Registration or (ii) if, as of such forty-fifth (45th) day the Company does not have audited financial statements required to be included in a registration statement, thirty (30) days after receipt by the Company from its independent public accountants of such audited financial statements but in no event later than ninety (90) days after receipt of a written request for a Demand Registration Statement, file with the SEC and use its reasonable efforts to cause to be declared effective, a registration statement (a “Demand Registration Statement”) relating to all shares of Registrable Securities which the Company has been so requested to register by such Holders (“Participating Demand Holders”) for sale, to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered, provided, however, that the aggregate value of the Registrable Securities requested to be registered (i) be at least US$25 million, based on the closing trading price of the Equity Shares on the date the demand to file such Demand Registration Statement is made or (ii) include all Registrable Securities of the Investor (or other Holder) requesting the Demand Registration which remain outstanding at such time.

(b) If the Investor (or other Holder) requesting the Demand Registration or the Participating Demand Holders holding a majority of the shares being so registered in a Demand Registration relating to a public offering so request that the offering be underwritten with a managing underwriter selected in the manner set forth in Section 12 below and such managing underwriter of such Demand Registration advises the Company in writing that, in its opinion, the number of securities to be included in such offering is greater than the total number of securities which can be sold therein without having a material adverse effect on the distribution of such securities or otherwise having a material adverse effect on the marketability thereof (the “Maximum Number of Securities”), then the Company shall include in such Demand Registration the Registrable Securities that the Participating Demand Holders have requested to be registered thereunder only to the extent the number of such Registrable Securities does not exceed the Maximum Number of Securities. If such amount exceeds the Maximum Number of Securities, the number of Registrable Securities included in such Demand Registration shall be allocated among all the Participating Demand Holders on a pro rata basis (based on the number of Registrable Securities held by each Participating Demand Holder); provided that (x) the Holders of Registrable Securities constituting Equity Shares issuable upon conversion of the Series H CCPSs shall have the right upon not more than one occasion to have their Registrable Securities included in such Demand Registration prior to any other Participating Demand Holders and (y) if any of IFC, DEG, GIF or Proparco have notified the Company of a Policy Breach, and such Policy Breach is not rectified within 120 days after such notice, such Holders shall have the right to include their Registrable Securities in such Demand Registration prior to any other Participating Demand Holders. If the amount of such Registrable Securities does not exceed the Maximum Number of Securities, the Company may include in such Registration any Equity Shares of the Company and other Equity Shares held by other security holders of the Company, as the Company may in its discretion determine or be obligated to allow, in an amount which together with the Registrable Securities included in such Demand Registration shall not exceed the Maximum Number of Securities.

(c) At any time when the Company meets the requirements for the use of Form F-3 (or successor form) or Form S-3 (or successor form) under the Securities Act for registration of a secondary offering of equity securities (a “shelf registration statement”), any Demand Registration Statement may be required by the Investor (or other Holder) requesting the demand therefor, to be in an appropriate form under the Securities Act (a “Shelf Registration Statement”) relating to any or all of the Registrable Securities in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (the “Shelf Registration”). In the event an Investor (or other Holder) so requests a Shelf Registration, the Company shall (x) notify all Holders in writing of the receipt of such request and each such Holder may elect (by written notice sent to the Company within fifteen (15) Business Days from the date of such Holder’s receipt of the aforementioned notice from the Company) to have all or part of such Holder’s Registrable Securities included in such registration thereof pursuant to this Section 2(c), and such Holder shall specify in such notice the number of Registrable Securities that such Holder elects to include in such registration and (y) use its reasonable efforts to (a) file the Shelf Registration Statement with the SEC and have the Shelf Registration Statement declared effective, (b) subject to Section 4, prepare and file with the SEC such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith (including filing such additional registration statements as necessary and using reasonable efforts to have such registration statements be declared effective so that a Shelf Registration Statement remains continuously effective as set forth below) as may be necessary to comply with the provisions of the Securities Act, and the rules thereunder with respect to the disposition of all securities covered by such Shelf Registration Statement and to keep a shelf registration statement continuously effective with respect to such Registrable Securities, until the earlier of (i) the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold by the Holders, or (ii) the date on which either all such Registrable Securities are distributed to the public pursuant to Rule 144 (or any successor provision then in effect), and (c) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during such period in accordance with the intended methods of disposition by the Holders as set forth in the Shelf Registration Statement. Any offering under a Shelf Registration Statement shall be underwritten at the request of Holders of Registrable Securities under such Registration Statement that hold an aggregate value of the Registrable Securities at least equal to US$10 million, based on the closing trading price of the Equity Shares on a date no earlier than three (3) days prior to such request; provided that the Company shall not be obligated to effect, or take any action to effect, an underwritten offering within six months following the last date on which an underwritten offering was effected pursuant to this Section 2(c) or Section 2(b). Any request for an underwritten offering hereunder shall be made to the Company in accordance with the notice provisions of this Agreement and the managing underwriter for such offering shall be selected in the manner set forth in Section 12 below. If the managing underwriter of an offering described in this Section 2(c) advises the Company and the Selling Holders of the Registrable Securities included in such offering that the size of the intended offering is such that the success of the offering or price per share of the securities sold would be adversely affected by inclusion of all the Registrable Securities requested to be included, then the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities requested for inclusion) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter.

(d) Each Holder shall be entitled to request up to four (4) registrations of Registrable Securities pursuant to this Section 2 (each, a “Demand for Registration”); provided that no more than one (1) Demand for Registration may be made by the Holders per six-month period; and provided further, that a registration requested pursuant to this Section 2 shall not be deemed to have been effected for purposes of this Section 2(d) unless (i) it has been declared effective by the SEC, (ii) it has remained effective for the period set forth in Section 5(a), (iii) Holders of Registrable Securities included in such registration have not withdrawn sufficient shares from such registration such that the remaining holders requesting registration would not have been able to request registration under the provisions of Section 2 and (iv) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the SEC (other than any such stop order, injunction, or other requirement of the SEC prompted by act or omission of Holders of Registrable Securities); and provided further that, in the event a Holder revokes a Demand for Registration (which revocation may only be made prior to the Company requesting acceleration of effectiveness of the applicable Registration Statement), then such Demand for Registration shall count as having been effected unless such Holder pays all Registration Expenses in connection with such revoked Demand for Registration within thirty (30) days of written request therefor by the Company. Notwithstanding the foregoing, a Holder may revoke a Demand for Registration without being required to reimburse the Company for any Registration Expenses and without such demand counting toward the number of Demand for Registrations permitted under this Section 2, if such revocation occurs during a Blackout Period or if there has been a material adverse change in the business of the Company.

(e) Notwithstanding anything to the contrary contained herein, the Company shall not be required to prepare and file any Demand Registration Statement within 90 days following an underwritten offering pursuant to a Demand Registration Statement.

(f) Each Holder agrees that, in connection with any offering pursuant to this Agreement, it will not prepare or use or refer to, any “free writing prospectus” (as defined in Rule 405 of the Securities Act) without the prior written authorization of the Company (which authorization shall not be unreasonably withheld), and will not distribute any written materials in connection with the offer or sale of the Registrable Securities pursuant to any registration statement hereunder other than the prospectus included in a Registration Statement and any such free writing prospectus so authorized.

3. Piggy-Back Registration.

(a) If the Company, proposes to file on its behalf and/or on behalf of any holder of its securities (other than a holder of Registrable Securities) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the registration of Equity Shares or preferred stock that is convertible to Equity Shares (a “Piggy-Back Registration”), it will give written notice to all Holders at least twenty (20) days before the initial filing with the SEC of such piggy-back registration statement (a “Piggy-Back Registration Statement”), which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company or such other holder. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holders may request.

(b) Each Holder desiring to have Registrable Securities registered under this Section 3 (“Participating Piggy-Back Holders”) shall advise the Company in writing within ten (10) days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number or amount of Registrable Securities for which registration is so requested, subject to paragraph (c) below, and shall use its reasonable efforts to effect registration of such Registrable Securities under the Securities Act.

(c) If the Piggy-Back Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises in writing that, in its opinion, the amount of Registrable Securities requested to be included in the Piggy-Back Registration in addition to the securities being registered by the Company or such other holder would be greater than the, Maximum Number of Securities (having the same meaning as defined in Section 2 but replacing the term “Demand Registration” with “Piggy-Back Registration”), then:

(i) in the event Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration first, the securities the Company proposes to register and second, the securities of all other selling security holders, including the Participating Piggy-Back Holders, to be included in such Piggy-Back Registration in an amount which together with the securities the Company proposes to register, shall not exceed the Maximum Number of Securities, such amount to be allocated among such selling security holders on a pro rata basis (based on the number of securities of the Company held by each such selling security holder);

(ii) in the event any holder of securities of the Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration first, the securities such initiating security holder proposes to register, and the securities of any other selling security holders (including Participating Piggy-Back Holders), in an amount which together with the securities the initiating security holder proposes to register, shall not exceed the Maximum Number of Securities, such amount to be allocated among such selling security holders on a pro rata basis (based on the number of securities of the Company held by each such selling security holder) and second, any securities the Company proposes to register, in an amount which together with the securities the initiating security holder and the other selling security holders propose to register, shall not exceed the Maximum Number of Securities;

(d) The Company will not hereafter enter into any agreement, which is inconsistent with the rights of priority provided in paragraph (c) above.

4. Blackout Periods. The Company shall have the right to delay the filing or effectiveness of a Registration Statement required pursuant to Section 2 or 3 hereof during no more than two (2) periods aggregating to not more than 60 days in any twelve-month period (a “Blackout Period”) in the event that (i) the Company would, in accordance with the advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of the Company’s Board of Directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any financing, acquisition, merger, disposition of assets (not in the ordinary course of business), corporate reorganization or other similar transaction in which the Company is engaged or in respect of which the Company proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there is an event or state of facts relating to the Company which is material to the Company the disclosure of which would, in the reasonable judgment of the Company be adverse to its interests; provided, however, that the Company shall delay during such Blackout Period the filing or effectiveness of any Registration Statement required pursuant to the registration rights of the holders of any securities of the Company. The Company shall promptly give the Holders written notice of such determination; however the Company shall have no obligation to include in any such notice any reference to or description of the facts based upon which the Company is delivering such notice.

5. Registration Procedures. If the Company is required by the provisions of Section 2 or 3 to use its reasonable efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as is reasonably possible:

(a) prepare and file with the SEC a Registration Statement with respect to such securities and use its reasonable efforts to cause such Registration Statement promptly to become and remain effective for a period of time required for the disposition of such Securities by the holders thereof but not to exceed 60 days (except with respect to a Shelf Registration Statement which shall remain effective as set forth in Section 2(c)); provided, however, that before filing such registration statement or any amendments thereto (for purposes of this subsection, amendments shall not be deemed to include any filing that the Company is required to make pursuant to the Exchange Act), the Company shall furnish the Selling Holders and the representatives referred to in Section 5(n) copies of all documents proposed to be filed, which documents will be subject to the review of such counsel. The Company shall not be deemed to have used its reasonable efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Holders of such Registrable Securities not being able to sell such Registrable Securities during that period, unless such action is required under applicable law;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement (or additional Registration Statements as provided in Section 2(c)) and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 60 days (except with respect to the Shelf Registration Statement, for which such period is set forth in Section 2(c));

(c) furnish to each Selling Holder such number of conformed copies of the applicable Registration Statement and each such amendment and supplement thereto (including in each case all exhibits), and of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such number of copies of any Issuer Free Writing Prospectus and such other documents, as such Selling Holders may reasonably request;

(d) use its reasonable efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as any Selling Holder or underwriter of such securities shall reasonably request (in light of the intended plan of distribution of such securities), to keep such registration or qualification in effect for so long as such Registration Statement remains in effect or until all Registrable Securities have been sold (whichever is earlier), and to take any other action which may be reasonably necessary to enable such Selling Holder to consummate the disposition in such jurisdictions of the securities owned by such Selling Holder (provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that any Selling Holder submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless such Holder agrees to do so), and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

(e) in connection with an underwritten offering, obtain for each underwriter:

(i) an opinion of independent legal counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters, and

(ii) a “comfort” letter signed by the independent registered public accountants who have certified the Company’s financial statements included in such registration statement (and, if necessary, any other independent registered public accountant of any subsidiary of the Company or any business acquired by the Company from which financial statements and financial data are, or are required to be, included in the registration statement);

(f) use its reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2 or 3, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent legal counsel for the Company for the purpose of such registration, addressed as to such matters as the Holders holding a majority of the Registrable Securities included in such registration may reasonably request; and (2) letters dated such date and the date the offering is priced from the independent registered public accountants who have certified the Company’s financial statements included in such registration statement (and, if necessary, any other independent registered public accountant of any subsidiary of the Company or any business acquired by the Company from which financial statements and financial data are, or are required to be, included in the registration statement), addressed to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to the Company (i) stating that they are independent certified public accountants within the meaning of the 1933 Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such Holders may reasonably request;

(g) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

(h) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make earnings statements satisfying the provisions of Section 11(a) of the Securities Act generally available to the Holders no later than 45 days after the end of any twelve-month period (or 90 days, if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten public offering, or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve-month periods;

(i) use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are listed or traded;

(j) give written notice to the Holders:

(i) when such Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Equity Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the Company to make changes in such Registration Statement or the prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);

(k) use its reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible time;

(l) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those, if any, incorporated by reference);

(m) upon the occurrence of any event contemplated by Section 5(j)(v) above, promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 5(j)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus and use their reasonable efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holder’s possession, and the period of effectiveness of such Registration Statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date Holders shall have received such amended or supplemented prospectus pursuant to this Section 5(m);

(n) subject to the execution of customary confidentiality agreements satisfactory in form and substance to the Company, pursuant to the reasonable request of the Selling Holders or applicable underwriters, make reasonably available for inspection by the any Selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Selling Holders or any representative of the Selling Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors and employees to supply all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with the registration; provided that any such inspection shall be done in a manner so as not to disrupt the operation of the Company’s business.

(o) in connection with any underwritten offering pursuant to which Registrable Securities are offered by Holders in accordance with Section 2 or 3 hereof, make appropriate officers of the Company available to the Selling Holders (and, in connection with any underwritten offering, the underwriters) for diligence and for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary “road show” material in each case in accordance with the recommendations of the underwriters and in all respects in a manner consistent with other new issuances of securities in an offering of a similar size to such offering of the Registrable Securities, in connection with any proposed sale of the Registrable Securities; and

(p) use reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Selling Holders or the underwriters.

It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Securities which are to be registered at the request of any Holder that such Holder shall furnish to the Company such information regarding the Securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

6. Expenses. All expenses incurred in connection with each registration pursuant to Sections 2 and 3 of this Agreement, excluding underwriters’ discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees (including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance), all fees and expenses of counsel to the Company, all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA, all fees and expenses incurred in connection with the listing of the Registrable Securities, the reasonable fees and expenses of any special experts retained by the Company in connection with any such registration, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company, fees and expenses of the Company and the underwriters relating to “road show” investor presentations, including the cost of any aircraft chartered for such purpose, and the fees and disbursements of one counsel for the Selling Holders (which counsel shall be selected by the Holders holding a majority in interest of the Registrable Securities being registered), shall be paid by the Company, except that the Holders shall bear and pay (i) the underwriting commissions and discounts, brokerage commissions and transfer taxes and stamp duties, in each case applicable to securities offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement and (ii) except as specifically set forth in this Section 6, all fees and expenses of advisors to the Holders and other out-of-pocket expenses of the Holders.

7. Rule 144 Information. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after ninety (90) days after any registration statement covering securities of the Company shall have become effective, the Company agrees to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(ii) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii) furnish to each Holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration; provided that the Company shall not be required to furnish to any Holder any document that is publicly available at the time of such request.

8. Indemnification and Contribution. The Company shall indemnify and hold harmless each Holder, such Holder’s directors and officers, each person who participates in the offering of such Registrable Securities, including underwriters (as defined in the Securities Act), and each person, if any, who controls such Holder or participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Holder, such Holder’s directors and officers, such participating person or controlling person for any legal or other expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company shall not be liable to any Holder, such Holder’s directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, such Holder’s directors and officers, participating person or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, such Holder’s directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Holder.

(b) Each Selling Holder requesting or joining in a registration severally and not jointly shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information relating to such Selling Holder furnished by or on behalf of such Selling Holder expressly for use in connection with such registration, in which case such Selling Holder shall reimburse any documented legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the liability of a Selling Holder hereunder shall be limited to the aggregate net proceeds received by such Selling Holder in the offering giving rise to such liability.

(c) If the indemnification provided for in this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(d) Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnified Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnifying Party hereunder unless such failure is materially prejudicial to the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action within thirty (30) days’ notice of a request to do so, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party. Notwithstanding any other provision of this Agreement, no Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

(e) The agreements contained in this Section 8 shall survive the transfer of the Registered Securities by any Holder and sale of all the Registrable Securities pursuant to any registration statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or such director, officer or participating or controlling Person.

9. Certain Additional Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of any Holder (i) if such Holder or any underwriter of such Registrable Securities shall fail to furnish to the Company necessary information in respect of the distribution of such Registrable Securities, or (ii) if such registration involves an underwritten offering, such Registrable Securities are not included in such underwritten offering on the same terms and conditions as shall be applicable to the other Securities being sold through underwriters in the registration or such Holder fails to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering. In addition, each Selling Holder selling Equity Shares in an underwritten offering under a

Registration Statement agrees to enter into a customary lock-up agreement with the managing underwriter for such offering agreeing not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act during the 90-day period beginning on the date of such underwritten offering (except as part of such registration), and the Company agrees to use its reasonable efforts to cause its directors and executive officers to enter into a lock-up agreement of the same term, in each case if and to the extent requested by the managing underwriter for such offering.

10. Limitations on Registration of Other Securities; Representation. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are as or more favorable taken as a whole than the registration rights granted to the Holders hereunder unless the Company shall also give such rights to the Holders hereunder.

11. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities, which is inconsistent in any material respects with the rights granted to the Holders in this Agreement.

12. Selection of Managing Underwriters. In the event the Investor requesting a Demand Registration has, or the Participating Demand Holders have, requested an underwritten offering, or the Holders of Registrable Securities covered by a Shelf Registration Statement have requested an underwritten offering, the underwriter or underwriters shall be selected by the Investor, the Participating Demand Holders holding a majority of the shares being so registered, or the Selling Holders requesting an underwritten offering under the Shelf Registration (as the case may be) and shall be approved by the Company, which approval shall not be unreasonably withheld or delayed, provided, (i) that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders of Registrable Securities, and (iii) that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Securities of such Holder and such Holder’s intended method of distribution and any other representations required by law or reasonably required by the underwriter. Subject to the foregoing, all Holders proposing to distribute Registrable Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw all its Registrable Securities by written notice to the Company, the managing underwriter and the other Holders participating in such registration. The securities so withdrawn shall also be withdrawn from registration.

13. Miscellaneous.

(a) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of the Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(b) Amendments and Waivers; Assignment. (i) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and a majority in interest of the Holders or, in the case of a waiver, by the party or parties against whom the waiver is to be effective; provided, however, that waiver by the Holders shall require the consent of a majority in interest of the Holders.

(ii) No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c) Notice Generally. All notices, request, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by notice given in accordance with this Section 13(c):

(i) If to any Investor, at such address set forth on the signature page hereto or at such other address as may be substituted by notice given as herein provided.

(ii) If to any other Holder, at its last known address appearing on the books of the Company maintained for such purpose.

(iii) If to the Company, at

8 Local Shopping Complex

Pushp Vihar, Madangir

New Delhi, 110062

India

Attention: Chief Financial Officer

Facsimile: +91 11 4940 9800

or at such other address as may be substituted by notice given as herein provided.

(d) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The registration rights of any Holder with respect to any Registrable Securities may be transferred to any Person who is the transferee of such Registrable Securities. The Company shall have received, as a condition to the effectiveness of such transfer, notice of such transfer and a written agreement of the transferee to be bound by the provisions of this Agreement. All of the obligations of the Company hereunder shall survive any such transfer. Except as provided in Section 8, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

(e) Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

(f) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(i) Any claim, action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be heard and determined in any New York state or federal court sitting in The City of New York, County of Manhattan, and each of the parties hereto hereby consents to the nonexclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom in any such claim, action, suit or proceeding) and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such claim, action, suit or proceeding in any such court or that any such claim, action, suit or proceeding that is brought in any such court has been brought in an inconvenient forum.

(ii) Subject to applicable law, process in any such claim, action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing and subject to applicable law, each party agrees that service of process on such party as provided in Section 11.02 shall be deemed effective service of process on such party. Nothing herein shall affect the right of any party to serve legal process in any other manner permitted by law or at equity. WITH RESPECT TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT, EACH OF THE PARTIES IRREVOCABLY WAIVES AND RELEASES TO THE OTHER ITS RIGHT TO A TRIAL BY JURY, AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING.

(g) Agent for Service of Process. (c) As long as any of the Registrable Securities remain outstanding, the Company will at all times have an authorized agent in the City of New York, upon whom process may be served in any legal action or proceeding arising out of or relating to this Agreement. Service of process upon such agent and written notice of such service mailed or delivered to the Company shall to the fullest extent permitted by applicable law be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any suit, action or proceeding may be made upon it at the office of such agent at 111 Eighth Avenue, New York, NY 10011. Notwithstanding the foregoing, the Company may, with prior written notice to the Holders, terminate the appointment of CT Corporation System and appoint another agent for the above purposes so that the Company shall at all times have an agent for the above purposes in the City of New York.

(h) Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

(j) Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

(k) Construction. Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and that no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any dispute relating to, in connection with or involving this Agreement. Accordingly, the parties hereto hereby waive the benefit of any rule of law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

[Signature appears on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AZURE POWER GLOBAL LIMITED

By:
Name:
Title:

INTERNATIONAL FINANCE CORPORATION

By:
Name:
Title:
Address for Notice:

2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
United States of America
Facsimile: +1 (202) 974-4307
Attention: Mr. Sujoy Bose, Director, Infrastructure and Natural Resources

Copy (in the case of communications relating to payments) sent to the attention of: The Director, Department of Financial Operations Facsimile: +1 (202) 522-3064.

Copy to:
IFC’s South Asia Department at 3rd and 4th Floor, Maruti Suzuki Building, Plot No. 1, Nelson Mandela Road, Vasant Kunj, New Delhi—110070, India, Facsimile Number (91-11) 4111-1001

IFC GIF INVESTMENT COMPANY I

By:
Name:
Title:
Address for Notice:

c/o Cim Fund Services Ltd, 33 Edith Cavell Street
Port Louis, Mauritius
Facsimile: + 2302129833
Attention: Ashraf Ramtoola

Copy to:
2121 Pennsylvania Avenue, NW
Washington DC 20433
Attention: Viktor Kats

SOCIÉTÉ DE PROMOTION ET DE PARTICIPATION POUR LA COOPÉRATION ÉCONOMIQUE

By:
Name:
Title:
Address for Notice:

151 Rue Saint Honoré 75001 Paris
France
Facsimile: +33 1 53 4438 38
Attention: Head of Private Equity Division

With a copy (in the case of communications relating to payments) sent to the attention of the Director, Department of Financial Operations, at:
Facsimile: +33 1 53 44 42 94

FC VI INDIA VENTURE (MAURITIUS) LTD

By:
Name:
Title:
Address for Notice:

International Financial Services Limited IFS Court, Bank Street, TwentyEight CyberCity, Ebène 72201, Republic of Mauritius
Fax No: +230 467 4000
For attention of: Pratima Woodhoo – Ajageer; pwoodhoo@ifsmauritius.com

HELION VENTURE PARTNERS II, LLC

By:
Name:
Title:
Address for Notice:

International Management (Mauritius) Ltd
Les Cascades Building
Edith Cavell Street Port Louis, Mauritius
Facsimile: (230) 212 9833
For attention of: Mr. Sanjeev Agarwal

HELION VENTURE PARTNERS INDIA II, LLC

By:
Name:
Title:
Address for Notice:

International Management (Mauritius) Ltd
Les Cascades Building
Edith Cavell Street Port Louis, Mauritius
Facsimile: (230) 212 9833
For attention of: Mr. Sanjeev Agarwal

DEG-DEUTSCHE INVESTITIONS – UND ENTWICKLUNGSGESELLSCHAFT mbH

By:
Name:
Title:
Address for Notice:

By:
Name:
Title:
Address for Notice:

Kammergasse 22, 50676 Cologne, Germany
Facsimile: +49221 4986 1106
Attention: Portfolio Management Asia

With a copy of the notice to be sent to:
DEG Representative Office
21, Jor Bagh, First Floor
New Delhi – 110003, India
Facsimile: +91 11 24653108

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